U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 2006



                              SAMESSA HOLDING CORP.
                              ---------------------
        (Exact name of small business issuer as specified in its charter)



     Nevada                         0-32817                      84-1381947
     ------                         -------                      ----------
 State or other              Commission File Number        (IRS Employer ID No.)
jurisdiction of
incorporation)



                              12837 E. Arapahoe Rd.
                             Tower I, Penthouse #803
                               Englewood, Colorado
                               -------------------
                    (Address of principal executive offices)

                                      80112
                                      -----
                                   (Zip Code)

                                 (303) 768-9221
                                 --------------
                           (Issuer's Telephone Number)

Item 4.01  Change in Registrant's Certifying Accountant

     Effective May 15, 2006, Henry Schiffer, CPA an Accountancy Corporation ("Schiffer"), our independent accountant beginning November 5, 2002, was dismissed. Our Board of Directors authorized this action. Schiffer had audited our financial statements for the fiscal years ended March 31, 2003 and 2002, and reviewed our financial statements for the periods ended June 30, 2002, September 30, 2002, December 31, 2002 and June 30, 2003.

     In connection with the audit of our financial statements as of and for the fiscal year ended March 31, 2003, and the interim period through June 30, 2003, there were no disagreements with Schiffer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Schiffer, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of Schiffer on our financial statements as of and for the year ended March 31, 2002 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     "The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the Notes to the financial statements, the Company has sustained losses from initial startup costs and has a lack of substantial capital that raises doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     We have requested that Schiffer furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto as Exhibit 16.3.

     As of the date of this report, we have not retained another independent accountant. Upon retention of an independent accountant, we will file a report on Form 8-K advising of the same.



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

  Item 7(c).  Exhibits.

  Number      Exhibit
  ------      -------

  16.3 Letter of Resignation of Registrant's independent certified accountant, Henry Schiffer, CPA an Accountancy Corporation


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

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SAMESSA HOLDING CORP.
                                         (Registrant)

                                         Dated: May 23, 2006


                                         By: s/Andrew I. Telsey
                                            ------------------------------------
                                            Andrew I. Telsey, President




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